                                                                   EXHIBIT 10.18
                             AMENDMENT NUMBER FOUR

               This AMENDMENT TO LOAN AGREEMENT ("Amendment") dated as of this

14th day of October, 1999, among FLEET CAPITAL CORPORATION, as Agent, the financial institutions party to the Loan Agreement (as defined below) as Lenders, and RESTORATION HARDWARE, INC. and THE MICHAELS FURNITURE COMPANY, INC. (each a "Borrower" and collectively "Borrowers"), is made in reference to the following facts:

               A. Agent, Lenders and Borrowers have previously entered into that certain Fourth Amended and Restated Loan and Security Agreement dated as of April 30, 1998 (as amended, the "Loan Agreement") and various agreements and instruments collateral thereto (collectively with the Loan Agreement, the "Loan Documents"). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Loan Documents.

               B. Without waiving any of Agent's or Lenders' rights and remedies, Agent and Lenders are willing to amend the Loan Agreement on the terms and subject to the conditions set forth in this Amendment. Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent's or Lenders' rights or remedies as set forth in the Loan Documents is being waived or modified by the terms of this Amendment.

               NOW THEREFORE, in consideration of the foregoing agreed upon recitals and the terms and conditions hereof, the parties do hereby agree as follows:

               1. Section 1.4 of the Loan Agreement is amended as follows:

                      a) clause (b) is deleted in its entirety; and

                      b) the phrases "and Acquisition Line Loans" and "and, in accordance with their respective Acquisition Line Commitments, to make Acquisition Line Loans available" are deleted therefrom.

               2. Subsection 2.1.1 of the Loan Agreement is amended by deleting "Acquisition Line loans and" from the heading of the third column in such subsection.

               3. Subsection 3.1.3 of the Loan Agreement is amended by deleting "and Acquisition Line loans requested pursuant to Section 1.4" therefrom.

               4. Subsection 3.2.1 of the Loan Agreement is amended by deleting "and the Acquisition Line loans" therefrom.

               5. Certain definitions set forth in Appendix A - General Definitions of the Loan Agreement are deleted or amended as set forth below:

                      (a) The definition of "Acquisition Line" is deleted.

                      (b) The definition of "Acquisition Line Commitment" is deleted.

                      (c) The definition of "Commitment" is amended in full to read as follows:

                      "Commitment - collectively, the Restoration Commitment and the Michael's Revolving Credit Commitment."

                      (d) The respective definitions of "Base Rate Loans", "LIBOR Loans", "LIBOR Option", and "Restoration Commitment" are amended by deleting "and Acquisition Line loans" therefrom.

                      (e) The definition of "Commitment" is amended by deleting "or Acquisition Line loans" therefrom.

                      (f) The definition of "Restoration Borrowing Base" is amended in full to read as follows:

                      "(j) Restoration Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

                                 (i) $70,000,000; and

                                 (ii) an amount equal to the sum of

                                            (a) $35,000,000,

                                      PLUS

                                            (b) 65% of the value of
                                 Restoration's Eligible Inventory at such date in excess of $46,000,000, measured on the basis of the weighted average cost method;

                      provided, that at no time may the aggregate outstanding Revolving Credit Loans and Convertible Term Loans exceed $70,000,000."

               6. Annex 1 to the Loan Agreement is replaced with Annex 1 attached to this Amendment.

               7. Except as amended by the terms herein, the Loan Documents remain in full force and effect in accordance with their terms. If there is any conflict between the terms and provisions of this Amendment and the Loan Documents, the terms and provisions of this Amendment shall govern.

               8. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

               9. This Amendment shall be governed by and construed according to the laws of the State of California.

               10. The Loan Documents, subject to the foregoing terms and conditions provided by this Amendment, constitute the complete agreement of the parties hereto with respect to the subject matters referred to herein and supersede all prior or contemporaneous negotiations, promises, agreements, or representations, all of which have become merged and finally integrated into the Loan Documents and this Amendment.

               11. Borrower agrees to pay, on demand, all attorneys' fees and costs incurred in connection with the negotiation, documentation and execution of this Amendment. If any legal action or proceeding shall be commenced at any time by any party to this Amendment in connection with its interpretation or enforcement, the prevailing party or parties in such action or proceeding shall be entitled to reimbursement of its reasonable attorneys' fees and costs in connection therewith, in addition to all other relief to which the prevailing party or parties may be entitled.

                      [This space intentionally left blank]

               12. Except for the fee letter of even date herewith between Agent and Borrower, and as provided in the preceding paragraph hereof, there shall be no closing fees or charges payable by Borrower in connection with this Amendment.

                                            FLEET CAPITAL CORPORATION,
                                            as Agent and Lender

                                            By: MATT VAN STEENHUYSE
                                               -------------------------------
                                            Its: SENIOR VICE PRESIDENT
                                                 -----------------------------

                                            BANKBOSTON, N.A.,
                                            as Lender

                                            By: PETER GRISWOLD
                                               -------------------------------
                                            Its: MANAGING DIRECTOR
                                                 -----------------------------

                                            RESTORATION HARDWARE, INC.

                                            By: THOMAS LOW
                                               -------------------------------
                                            Its: SENIOR VICE PRESIDENT & CFO
                                                 -----------------------------

                                            THE MICHAELS FURNITURE COMPANY, INC.

                                            By: THOMAS LOW
                                               -------------------------------
                                            Its: VICE PRESIDENT & CFO
                                                 -----------------------------

                                                                         Annex 1

       Addresses for Notices, Payment Accounts and Commitments of Lenders

                                             COMMITMENT
                                             ----------
FLEET CAPITAL CORPORATION                    $50,000,000 Revolving Credit Loans
                                                         (Restoration)

                                             $2,142,858  Revolving Credit Loans*
                                                         (Michael's)

                                             $7,142,858  Convertible Term
                                                         Loan*

BANKBOSTON, N.A.                             $20,000,000 Revolving Credit Loans
                                                         (Restoration)

                                             $857,142    Revolving Credit Loans*
                                                         (Michael's)

                                             $2,857,142  Convertible Term
                                                         Loan*

                               Address for Notices

Fleet Capital Corporation                    BankBoston, N.A.
15260 Ventura Boulevard                      100 Federal Street
Suite 400                                    Mail Stop 01-09-05
Sherman Oaks, California 91403               Boston, Massachusetts  02110
Attention: Loan Administration Manager       Attention:  Peter Griswold
Facsimile No.: (818) 382-4291                Facsimile No.: _______________

                                 Payment Account

Fleet National Bank, N.A.                    BankBoston, N.A.
777 Main Street                              Boston, MA.
Hartford, Connecticut  06115-2000            ABA: 011000390
ABA:  011900445                              Attn: Commercial Loan Services -
Account:  937-001-4304                       Admin. 57
Re:  Restoration Hardware, Inc.              Re:  Restoration Hardware, Inc.

----------
* NOTE: The aggregate Michael's Revolving Credit Commitment and aggregate Convertible Term Loan Commitment are sublines of the aggregate $70,000,000 Restoration Revolving Credit Commitment.

                                       1